INDIGINET, INC.

                          AMENDED EMPLOYMENT AGREEMENT

                     For MARK ELLIS, Chief Executive Officer

     This Amended Employment Agreement ("Agreement") is entered into on this 24th day of November 2003, in the City of Newport Beach, California, by and between INDIGINET, INC., a Florida Corporation (hereinafter referred to as "Company") and MARK ELLIS (hereinafter referred to as "Executive") and collectively called the "Parties". As of the date of the signing of this Agreement, Mark Ellis is serving as Chief Executive Officer for the Company, referred to in this Agreement as "CEO".

     WITNESSETH:

     WHEREAS, Company is desirous of employing Executive in the capacity hereinafter stated, and Executive is desirous of continuing in the employ of Company in such capacity, for the period and on the terms and conditions set forth herein;

     NOW THEREFORE, in consideration of the premises and of the mutual covenants and conditions herein contained, the parties hereto, intending to be legally bound, do hereby agree as follows:

1.   EMPLOYMENT
     ----------

     Company hereby employs Executive as its President and Chief Executive Officer, and Executive accepts those duties that are customarily performed by the President and Chief Executive Officer of a telecommunications and computer-hardware company and accepts all other duties described herein, and agrees to discharge the same faithfully and to the best of his ability and consistent with past performances and the highest and best standards of the telecommunications and computer hardware industry, in accordance with the policies of Company's Board of Directors as established, and in compliance with all laws and Company's Articles of Incorporation, Bylaws, Policies and Procedures. Executive shall devote his full business time and attention to the business and affairs of Company for which he is employed and shall perform the duties thereof to the best of his ability. Except as permitted by the prior written consent of Company's Board of Directors, Executive shall not directly or indirectly render any services of a business, commercial or professional nature to any other person, firm or corporation, whether for compensation or otherwise, which are in conflict with Company's interests. Executive shall perform such other duties as shall be from time to time prescribed by Company's Board of Directors.

Executive shall have such responsibility and duties and such authority to transact business on behalf of Company, as are customarily incident to the office of President and Chief Executive Officer of a telecommunications and computer hardware company.

2.   TERM
     ----

     Employer hereby employs Executive, and Executive hereby accepts employment with Employer for the period of five (5) years (the "Term"), commencing March 7, 2003, and terminating February 28, 2008, with such term being subject to prior termination as hereinafter provided. As used herein, "Term" shall refer to the entire period of employment of Executive by Employer, whether for the period provided above, or whether terminated earlier or extended as hereinafter provided, or extended by mutual agreement in writing by Employer and Executive.

3.   COMPENSATION
     ------------

     In consideration for all services to be rendered by Executive to Employer, Employer agrees to pay Executive a starting base salary of Three Hundred and Fifty Thousand Dollars ($350,000) for the first year of his Employment Agreement commencing the 7th day of March 2003, through the 28th day of February 2004. For the second year of this Employment Agreement, commencing the 7th day of March 2004, through the 28th day of February 2005, the Executive's base salary shall be Four Hundred Thousand Dollars ($400,000). For the third year of this Employment Agreement, commencing the 7th day of March 2005, through the 28th February 2006, the Executive's base salary shall be Four Hundred and Fifty Thousand Dollars ($450,000). For the fourth year of this Employment Agreement, commencing the 7th day of March 2006, through the 28th February 2007, the Executive's base salary shall be Five Hundred Thousand Dollars ($500,000). For the fifth year of this Employment Agreement, commencing the 7th day of March 2007, through the 28th February 2008, the Executive's base salary shall be Five Hundred and Fifty Thousand Dollars ($550,000).

     Company's Board of Directors may award, at any time, by way of bonus or otherwise, as a portion of the base salary or by way of bonus stock options in favor of Executive. Company's Board of Directors agrees to act in good faith (with the Executive abstaining from any decision relating to Executive salary in the event the Executive shall be a member of the Board of Directors) and shall set the Executive's salary and/or stock option awards for ensuing years based upon performance of the Executive, taking into account consideration compensation paid to Executives of other similar sized entities and businesses within the same or similar industries. Nothing herein contained shall be deemed to limit, to any extent, the right of the Company's Board of Directors to award, in their sole and absolute discretion, bonuses in addition to the base salary or any stock options granted with such bonus to be paid in either salary, accrued or otherwise, and/or stock option, provided herein, which bonuses may from time to time be granted in favor of Executive. Executive's salary, to the extent payable in money, shall be paid semi-monthly.

     Executive shall receive a bonus of $50,000 per year if the company's annual revenue is under two million dollars, $75,000 for revenue between two million and one dollars to five million dollars, and $100,000 for revenue of five million and one dollars or more ("Revenue Bonus"). The Executive may elect to receive the Revenue Bonus in the form of cash, preferred stock of the Company, or a combination of the cash and preferred stock. If the Executive elects to receive all or a portion of the Revenue Bonus in the form of preferred stock, the preferred stock will be issued at a price which is 50% of the fair market value.

     Executive shall receive a bonus of 1 million shares of preferred stock for any material acquisition by the Company of assets or equity in another company. Executive shall receive 2 million shares of preferred stock if the value of Company's assets is between $5,000 and $100,000. Executive shall receive 3 million shares of preferred stock if the value of Company's assets is between $100,100 and $250,000. Executive shall receive 4 million shares of preferred stock if the value of Company's assets is between $250,001 and $1,000,000.

     Executive shall receive shares of common stock of Company only if certain milestones are accomplished, attached hereto as Exhibit A and incorporated
                                                      ---------
herein  for  all  purposes.

     Stock options of three hundred and thirty four thousand (334,000) shares of common stock to be granted per year for three (3) years with vesting period to begin March 7, 2003 and vesting price to be $0.05 for the first year, for each option for the purchase of one share of Company's common stock. For the second year of this Employment Agreement, the vesting price shall be $0.10, and for the third year of this Employment Agreement, the vesting price shall be $0.20.

     Executive shall be entitled to participate in any and all other employee benefits and plans that may be developed and adopted by the Company and in which Executive is eligible to participate.

4.   AUTOMOBILE AND REIMBURSEMENT
     ----------------------------

     Company agrees to provide Executive with an automobile allowance of One Thousand Five Hundred Dollars ($1,500.00) per month. Company agrees to reimburse Executive for reasonable and necessary business expenses for club memberships that Executive may secure or maintain during the term of this Employment Agreement. Company agrees to reimburse Executive for all ordinary and necessary expenses incurred by Executive on behalf of Company, including entertainment, meals and travel expenses. Any costs incurred by Executive for conventions, meetings and seminars will be reimbursed as well as special social entertainment expenses, provided that Company's Board of Directors approves such.

5.   INSURANCE
     ---------

     Company agrees to provide Executive with health and life insurance benefits, with health benefits to include medical and dental insurance, and life insurance benefits to be a term policy with a death value at a minimum of Two Million Dollars ($2,000,000), which policy is now or may hereinafter be in effect for all other full-time employees of Company. Company may also apply for a "key man" life insurance policy with Company as beneficiary of the policy.

6.   VACATION
     --------

     Executive shall be entitled to accrue up to five (5) weeks vacation during each year of the Term of this Agreement, with at least two (2) weeks to be taken in a consecutive period. Vacation benefits shall not accrue above five (5) weeks at any time. Company's Board of Directors, in its discretion, may waive the provision with respect to unused vacation time.

     Executive shall receive five (5) days of paid Personal Time to be accrued per year. Unused accrued Personal Time has no cash value.

7.   AGREEMENT NOT TO COMPETE / TRADE SECRETS AND CONFIDENTIAL INFORMATION
     ---------------------------------------------------------------------

     Executive recognizes that he may occupy a position of trust with respect to business and technical information of Company, which information shall be the property of Company and/or its affiliates. Executive further acknowledges that Company's agreement to pay the compensation provided hereunder shall be based upon Executive's agreement that he shall not render consulting services or otherwise provide benefits to any entity or individual who shall directly or indirectly be in competition with Company. Executive therefore agrees that:

     (a) During the term of this Agreement, and for any additional period which Company may be providing benefits, under the Terms of this Agreement, Executive will not engage in nor have any material interest in any business, person, firm, corporation or any other entity whether as an advisor, principal, employee, independent contractor, agent, partner, officer, director, stockholder or member of any association or otherwise that engages in any activity within any of the states, United States or any foreign country in which the Company conducts its business which activity is the same as or materially similar to or directly competitive with any activity engaged in by the Company; or any affiliate, parent or entity associated with Company.

     Ownership of less that two and one-half percent (2.5%) of the outstanding shares of capital stock or beneficial interest in an entity shall not constitute a breach of this section.

     (b) Executive shall not, directly or indirectly, without the prior written consent of the Company (which may be withheld at the sole discretion of Company), disclose to any person other than employees of Company or any affiliate, parent or entity associated with Company, any Confidential Information.

     (c) Executive shall not, directly or indirectly, without the prior written consent of the Company, which may be withheld at its sole discretion, use any Confidential Information for Executive's own use independent of Company or any affiliate, parent or entity associated with Company.

     (d) Executive shall return promptly upon the termination of this Agreement, or otherwise upon the request of Company, any and all originals and copies of any documentation or materials containing any Confidential Information.

     For purposes of this Agreement, the term "Confidential Information" shall include information of the nature and in the form specified below which is owned by or in the possession of Company which is disclosed to the Company in connection with the business of the Company, which information relates to (i) potential or existing acquisitions of Company, (ii) the Company's financial data, (iii) the Company's employee compensation or performance data, and (iv) any other information identified to the Executive as confidential by the Company, an executive officer thereof; provided, however, that this provision shall not apply to any information which is publicly available, or become available to Executive from any third party who is not breaching, to the knowledge of Executive, any obligation of confidentiality to

Company, or to any disclosures which are required to be made under legal process, by subpoena or other court order.

8.   TERMINATION
     -----------

     Company shall have the right to terminate this Agreement for any of the following reasons by serving written notice upon Executive:

     (a) willful breach of habitual neglect of, willful failure to perform, or inability to perform, Executive's duties and obligations as President and Chief Executive Officer;

     (b) illegal conduct, constituting a crime involving moral turpitude, conviction of a felony, or any conduct detrimental to the interests of Company;

     (c) physical or mental disability rendering Executive incapable of performing his duties for a consecutive period of 180 days, or by death. In the event of such disability, Company will provide salary continuation for 180 days, less accrued sick leave. Accrued sick leave is to be utilized until exhausted prior to salary continuation provided herein; or

     (d) determination by Company's Board of Directors that the continued employment of Executive is detrimental to the best interests of Company, or for any reason whatsoever as determined by Company's Board of Directors and in the sole and absolute discretion of Company's Board of Directors.

     In the event this Agreement is terminated for any of the reasons specified in the paragraphs (a), (b) or (c) above, Executive will be paid two (2) weeks' salary calculated as of the date of Executive's termination, plus any pay in lieu of vacation accrued to, but not taken as of the date of termination. Such termination pay shall be considered to be in full and complete satisfaction of any and all rights, which Executive may enjoy under the Terms of this Agreement other than rights, if any, to exercise any of the stock options vested prior to such termination. The insurance benefits provided herein shall be extended at Company's sole cost until the end of the month in which Executive is terminated.

     In the event this Agreement is terminated for any reason specified in paragraph (d) above, Executive shall be entitled to termination pay in an amount equal to two (2) years of Executive's then base annual salary. Such termination pay shall be paid in one lump sum and shall be considered to be in full and complete satisfaction of any and all rights which Executive may enjoy under the Terms of this Agreement including any pay in lieu of vacation accrued to, but not taken as of the date of termination.

     Where termination is pursuant to paragraph (d) above, the insurance benefits provided herein shall be extended at Company's sole cost for the remainder of the month and twelve (12) full months following the date of termination.

     Executive shall give sixty (60) days prior notice, in writing, to Company in the event Executive resigns or voluntarily terminates employment.

9.   INDEMNIFICATION
     ---------------

     To the extent permitted by law, Company shall indemnify Executive if he was or is a party of is threatened to be made a party in any action brought by a third party against Executive (whether or not Company is joined as a party defendant) against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with said action of Executive acted in good faith and in a manner Executive reasonably believed to be in the best interest of Company (and with respect to a criminal proceeding if Executive had no reasonable cause to believe his conduct was unlawful), provided that the alleged conduct of Executive arose out of and was within the course and scope of his employment as an officer or employee of Company.

10.  ARBITRATION
     -----------

     Any dispute related to the interpretation of enforcement of this Employment Agreement shall be enforceable only by arbitration in the County of Orange, California (or such other metropolitan area to which the Company's principal executive offices may be relocated), in accordance with the commercial arbitration rules then in effect of the American Arbitration Association, before a panel of three arbitrators, one of whom shall be selected by the Company, the second of whom shall be selected by the Executive and the third party of whom shall be selected by the other two arbitrators. In the absence of the American Arbitration Association, or if for any reason arbitration under the arbitration rules of the American Arbitration Association cannot be initiated, or if one of the parties shall fail or refuses to select an arbitrator, or if the parties failed or refused to select an arbitrator, or if the arbitrators selected by the Company and the Executive cannot agree on the selection of the third arbitrator within seven (7) days after such time as the Company and the Executive have each been notified of the selection of the other's arbitrator, the necessary arbitrator or arbitrators shall be selected by the presiding judge of the court of general jurisdiction in the metropolitan area where arbitration under this section would otherwise have been conducted. Each arbitrator selected as provided herein is required to be or have been a director or an executive officer for a corporation whose shares of common stock were listed during at least one year of such service on the New York Stock Exchange or the American Stock Exchange or quoted on the National Association if Securities Dealers Automated Quotations System. The arbitrators shall award to the Company its legal fees and expenses incurred in connection with any arbitration proceeding is commenced by the Executive and the Executive has no reasonable basis for initiating such proceeding. Any award entered by the arbitrators shall be final, binding and nonappealable and judgment may be entered thereon by any party in accordance with applicable law in any court or competent jurisdiction except to the extent an Arbitration award is appealable under applicable law. This arbitration provision shall be specifically enforceable.

11.  RETURN  OF  DOCUMENTS
     ---------------------

     Executive expressly agrees that all manuals, documents, files, reports, studies, instruments or other materials used or developed by Executive during the Term are solely the property of Company, and Executive has no right, title of interest therein. Upon termination of this Agreement, Executive or Executive's representatives shall promptly deliver possession of all of said property to Company in good condition.

12.  NOTICES
     -------

     All notices, requests, demands, claims and other communications hereunder shall be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly given (i) if personally delivered against written receipt, when so delivered, (ii) if mailed by registered or certified mail, return receipt requested, postage prepaid and addressed to the intended recipient as set forth below, five (5) business days after being so mailed,
(iii) if given by telefax or telecopier, once such notice or other communication is transmitted to the telex or telecopier number specified below and the appropriate answer back or telephonic confirmation is received, provided that such notice or other communication is promptly thereafter delivered in accordance with the provision of clause (i), (ii), or (iii) hereof, or (iii) if sent through a nationally recognized overnight service which guarantees next day delivery, on (1) business day after being so sent:

     If to the Executive:                    If to the Company:
     MARK ELLIS                              INDIGINET, INC.
     39 Rhode Island                         5000 Birch Street, Suite 3000
     Irvine, Califomia 92606                 Newport Beach, California 92660

     Any party may give any notice, request, demand, claim or other communication hereunder using any other means (including ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the individual for whom it is intended. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties notice in manner herein set forth.

13.  SUCCESSORS  AND  ASSIGNS
     ------------------------

     (a)     Of  the  Company.  The Company shall require any successor (whether
             ----------------
direct or indirect, by purchase, merger, consolidation, reorganization or otherwise) to all or substantially all of the business and/or assets of the Company expressly to assume and to agree to perform this Agreement in the same manner and to the same extent to the Company would be required to perform if no such succession had taken place. This Agreement shall be binding upon the Company and any successor of or to the Company, including without limitation any person acquiring directly or indirectly all or substantially all of the business and/or assets of the Company whether by sale, merger, consolidation, reorganization or otherwise (and such successor shall thereafter be deemed the "Company" for the purposes of this Agreement), but shall not otherwise be assignable or delegable by the Company without the written consent of the Executive which may be withheld or granted in the sole discretion of the Executive.

     (b)     Of the Executive.  This Agreement shall inure to the benefit of and
             ----------------
be enforceable by the personal or legal representatives, executors, administrators, successors, assigns, heirs, distributes and/or legatees of the Executive, although duties of Executive are not assignable.

14.  SEVERABILITY
     ------------

     Any provision of this Agreement which is deemed invalid, illegal, or unenforceable in any jurisdiction shall, as to that jurisdiction and subject to this paragraph be ineffective to the extent of such invalidity, illegality, or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provisions of this Agreement invalid, illegal, or unenforceable in any other jurisdiction, provided that by reason thereof the obligations of
                           --------
Executive hereunder are not increased or expanded. If any covenant should be deemed invalid, illegal or unenforceable because its scope is considered excessive, such covenant shall be modified so that the scope of the covenant is reduced only to the minimum extent necessary to render the modified covenant valid, legal and enforceable.

15.  ENTIRE  AGREEMENT
     -----------------

     This document constitutes the final, complete, and exclusive embodiment of the entire agreement and understanding among the parties related to the subject matter hereof and supersedes and preempts any prior or contemporaneous understandings, agreements, or representations by or between the parties, written or oral.

16.  COUNTERPARTS
     ------------

     This Agreement may be executed on separate counterparts, any one of which need not contain signatures of more than one party, but all of which taken together with constitute one and the same agreement.

17.  AMENDMENTS
     ----------

     No amendments or other modifications to this Agreement may be made except by writing signed by all parties. No amendment or waiver of this Agreement requires the consent of any individual, partnership, corporation or other entity not a party to this Agreement. Nothing in this Agreement, expressed or implied, is intended to confer upon any third person any rights or remedies under or by reason of this Agreement.

18.  CHOICE  OF  FORUM
     -----------------

     All questions concerning the construction, validity and interpretation of this Agreement will be governed by the internal law, and not the law of conflicts, of the State of California.

19.  BENEFIT  OF  AGREEMENT
     ----------------------

     This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective executors, administrators, successors and assigns.

20.  APPLICABLE  LAW
     ---------------

     This Agreement is made and entered into in the State of California, and the laws of said State shall govern the validity and interpretation hereof, and the performance of the parties hereto and their respective duties and obligations hereunder.

21.  CAPTIONS  AND  PARAGRAPH  HEADINGS
     ----------------------------------

     Captions and paragraph headings used herein are for convenience only and are not a part of this Agreement and shall not be used in construing it.

22.  INVALID  PROVISIONS
     -------------------

     Should any provision of this Agreement for any reason be declared invalid, void, or unenforceable by a court of competent jurisdiction, the validity and binding effect of any remaining portions shall not be affected and the remaining portions of this Agreement shall remain in full force and effect as if this Agreement had been executed with said provision eliminated.

23.  ENTIRE  AGREEMENT
     -----------------

     This Agreement contains the entire agreement of the parties and it supersedes any and all other agreements, either oral or in writing, between the parties hereto with respect to the employment of Executive by Company, except to the extent that it is contemplated that Executive and Company may enter into a stock option agreement and/or salary continuation agreement. Each party to this Agreement acknowledges that no representations, inducements, promises, or agreements, oral of otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied herein, and that no other agreement, statement, or promise not contained in this Agreement shall be valid or binding. This Agreement may not be modified or amended by oral agreement, but only by an agreement in writing signed by Company and Executive.

24.  LEGAL  COSTS
     ------------

     If either Executive or Company commences an action against the other arising out of or in connection with this Agreement, the prevailing party shall be entitled to have and recover from the losing party reasonable attorney fees and costs of suit.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and years first above written.



     INDIGINET,  INC.                         EXECUTIVE

     _______________________                  ________________________
     By:____________________                        MARK ELLIS

                                                                                                      EXHIBIT A

                                        INDIGINET, INC. STRATEGIC GOALS

                                    Goals                                                           Share Bonus

File 2003 10K and amended 3Q; clean up corporate structure.                                           2,000,000
IGTT offers nationwide dedicated voice and data commercial and/or residential service.                1,000,000
IGTT deploys a nationwide domestic gateway (soft switch) and/or a switched calling card network.      1,000,000
IGTT deploys a CIC on one or more underlying carrier by either state or nationwide.                     500,000
Management, through acquisition or internal growth, achieves $50,000 of monthly revenue from
domestic operations.                                                                                    500,000
Management, through acquisition or internal growth, achieves $1 million of annual revenue from
all operations.                                                                                         500,000
Management, through acquisition or internal growth, achieves $2 million of annual revenue from
all operations.                                                                                         500,000
Management, through acquisition or internal growth, achieves $3 million of annual revenue from
all operations.                                                                                         500,000
Management, through acquisition or internal growth, achieves $4 million of annual revenue from
all operations.                                                                                         500,000
Company achieves positive earnings and EBITDA by 2003 fiscal year end.  If achieved earlier, the bonus is increased as follows: by the end of Q1 2003 a 3X multiple; by the end of Q2 2003 a 2X
multiple; and by the end of Q3 2003 a 1.5X multiple                                                     800,000
Company achieves positive earnings and EBITDA for 2004 fiscal year end.                               1,000,000
Company achieves positive earnings and EBITDA by 2003 fiscal year end.                                1,200,000
The Company is listed on the NYSE or NASDAQ exchange for 6 consecutive months.                        2,000,000
The Company is listed on the AMEX exchange for 6 consecutive months.                                  1,000,000
Management acquires and successfully integrates a telecommunications entity with revenues exceeding 10% of the Company's preacquisition annual revenue, and the acquisition results in a net
cash flow positive contribution to the Company.                                                         500,000
Company achieves and maintains a cash flow positive position from operations for two quarters in any fiscal year.  Cash flow from operations is to be used from the Net Cash Provided by Operating
Activities line of the cash flow statement in the Company's publicly filed quarterly or annual
financial reports (e.g., 10KSB, or 10QSB).                                                              500,000
                                                                                                    -----------
                                                                                                     14,000,000
                                                                                                    ===========
Total shares available for pool                                                                      14,000,000


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